                                                                      EXHIBIT 3F

                              CROSS-REFERENCE TABLE

Trust Indenture Act Section                          Indenture Section
---------------------------                          -----------------
           310(a)(1)                                       7.10
              (a)(2)                                       7.10
              (a)(3)                                       N.A.
              (a)(4)                                       N.A.
              (a)(5)                                       7.10
              (b)                                           7.9
              (c)                                          N.A.
           311(a)                                          7.14
              (b)                                          7.14
              (c)                                          N.A.
           312(a)                                       2.5(a); 5.1
              (b)                                          16.5
              (c)                                          16.5
           313(a)                                           7.2
              (b)(1)                                       N.A.
              (b)(2)                                        7.2
              (c)                                           7.2
              (d)                                           7.2
           314(a)                                       4.7(a); 5.2
              (b)                                          N.A.
              (c)(1)                                       16.7
              (c)(2)                                       16.7
              (c)(3)                                       N.A.
              (d)                                          N.A.
              (e)                                          16.7
              (f)                                          N.A.
           315(a)                                         7.1(b)
              (b)                                           6.8
              (c)                                         7.1(a)
              (d)                                         7.1(c)
              (e)                                           6.9
           316(a) (last sentence)                           8.4
              (a)(1)(A)                                     6.7
              (a)(1)(B)                                     6.7
              (a)(2)                                       N.A.
              (b)                                           6.4
              (c)                                           9.2
           317(a)                                           6.2
              (b)                                           4.4
           318(a)                                      16.10; 16.11

                           N.A. means Not applicable.